UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2018

Cogint, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.02 Termination of a Material Definitive Agreement.

On February 20, 2018, Cogint, Inc., a Delaware corporation (the “Company”), and BlueFocus International Limited, a private company limited by shares registered in Hong Kong (“BlueFocus”), agreed to terminate that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of September 6, 2017, by and between the Company and BlueFocus, filed as Exhibit 2.1 to the Company’s Form 8-K dated September 6, 2017 (the “Form 8-K”) and incorporated by reference into this Item 1.02 pursuant to which, among other things, Cogint and BlueFocus would combine their businesses. As a condition to closing of the transactions contemplated by the Business Combination Agreement, BlueFocus and the Company sought regulatory approval by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS has indicated its unwillingness to approve the transaction, therefore, the parties have withdrawn their application with CFIUS and have terminated the Business Combination Agreement in accordance with its terms. A copy of the Company’s press release, dated February 21, 2018, announcing the termination of the Business Combination Agreement is attached as Exhibit 99.1, and incorporated herein by reference.

Simultaneously with the entry into the Business Combination Agreement on September 6, 2017, the Company entered into (1) a Separation and Distribution Agreement (the “Separation Agreement”) with its wholly-owned subsidiary, Red Violet, Inc. (“Red Violet”), filed as Exhibit 10.3 to the Form 8-K and incorporated by reference into this Item 1.02, (2) a Tax Matters Agreement (the “Tax Matters Agreement”) Red Violet filed as Exhibit 10.4 to the Form 8-K and incorporated by reference into this Item 1.02 and (3) an Employee Matters Agreement (the “Employee Matters Agreement” and, together with the Separation Agreement and the Tax Matters Agreement, the “Spin-off Documents”) with Red Violet, filed as Exhibit 10.5 to the Form 8-K and incorporated by reference into this Item 1.02 pursuant to which the Company intended to spin-off its data and analytics operations and assets into Red Violet, as an independent public company listed on NASDAQ, immediately before the closing of the transactions contemplated by the Business Combination Agreement (the “Spin-off”). Upon the termination of the Business Combination Agreement, each of the Spin-off Documents terminated automatically in accordance with their respective terms.

Notwithstanding the termination of the Business Combination Agreement and ancillary agreements, the Company is working towards the consummation of the Spin-off and will enter into new agreements with Red Violet to effect the Spin-off. The Company expects to announce a record date for the Spin-off in the next few weeks, subject to the SEC’s clearance of the Red Violet Registration Statement on Form 10 and to meeting all other conditions to the Spin-off.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Exhibit Description

99.1	Press Release of Cogint, Inc. dated February 21, 2018.

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Cogint, Inc. dated February 21, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogint, Inc.

February 26, 2018	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Chief Executive Officer

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